SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) : November 26, 2001

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as company under a Pooling and Servicing Agreement, dated as of February 1, 2001, providing for, inter alia, the issuance of CSFB Mortgage Pass-Through Certificates, Series 2001-HE8)



              Credit Suisse First Boston Mortgage Securities Corp.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-49820-18                13-3320910
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)538-3000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's CSFB Mortgage Pass-through Certificates, Series 2001-HE8 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of February 1, 2001 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital Inc., as seller, Calmco Servicing L.P., as servicer and special servicer, Old Kent Mortgage Company, as servicer, and The Chase Manhattan Bank, as trustee.

     On November 26, 2001 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on November 26, 2001 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  THE CHASE MANHATTAN BANK, not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein


Date:  December 4, 2001           By:   /s/ Thomas M. Britt
                                     Trust Officer

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         November 26, 2001

                                  Exhibit 99.1

             Monthly Certificateholder Statement on November 26, 2001

                      Credit Suisse First Boston 2001-HE8
                        Statement to Certificateholders
                                November 26, 2001


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                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL             BEGINNING                                                                          ENDING
               FACE              PRINCIPAL                                                    REALIZED   DEFERRED    PRINCIPAL
CLASS         VALUE               BALANCE         PRINCIPAL       INTEREST         TOTAL       LOSSES   INTEREST     BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1      104,222,000.00       82,661,859.67      3,674,122.37      447,062.89     4,121,185.26    0.00       0.00    78,987,737.30
A2      223,247,000.00      173,690,770.23      6,907,609.85      424,577.44     7,332,187.29    0.00       0.00   166,783,160.38
M1       21,831,000.00       21,831,000.00              0.00       60,544.64        60,544.64    0.00       0.00    21,831,000.00
M2       17,085,000.00       17,085,000.00              0.00       52,697.73        52,697.73    0.00       0.00    17,085,000.00
B        13,288,500.00       13,288,500.00              0.00       56,933.84        56,933.84    0.00       0.00    13,288,500.00
R                50.00                0.00              0.00            0.00             0.00    0.00       0.00             0.00
P                 0.00                0.00              0.00      206,975.84       206,975.84    0.00       0.00             0.00
X                 0.00                0.00              0.00    1,487,780.83     1,487,780.83    0.00       0.00             0.00
TOTALS  379,673,550.00      308,557,129.90     10,581,732.22    2,736,573.21    13,318,305.43    0.00       0.00   297,975,397.68
----------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------      ----------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                      PASS-THROUGH RATES
-------------------------------------------------------------------------------------------------      ----------------------------
                    BEGINNING                                                         ENDING                         CURRENT
CLASS     CUSIP     PRINCIPAL          PRINCIPAL      INTEREST       TOTAL           PRINCIPAL         CLASS     PASS-THRU RATE
------------------------------------------------------------------------------------------------      ----------------------------
A1     22540AB49    793.13254083     35.25284844    4.28952515   39.54237359      757.87969239         A1        6.490000 %
A2     22540AB56    778.02062393     30.94155733    1.90182820   32.84338553      747.07906659         A2        2.750000 %
M1     22540AB64  1,000.00000000      0.00000000    2.77333333    2.77333333    1,000.00000000         M1        3.120000 %
M2     22540AB72  1,000.00000000      0.00000000    3.08444425    3.08444425    1,000.00000000         M2        3.470000 %
B      22540AB80  1,000.00000000      0.00000000    4.28444444    4.28444444    1,000.00000000         B         4.820000 %
R      22540AB98      0.00000000      0.00000000    0.00000000    0.00000000        0.00000000         R         2.750000 %
TOTALS              812.69061250     27.87060679    7.20770043   35.07830722      784.82000571
-------------------------------------------------------------------------------------------------      ----------------------------

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IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                  Thomas Britt
             The Chase Manhattan Bank - Structured Finance Services
                            450 West 33 St, 14th fl,
                            New York, New York 10001
                              Tel: (212) 946-3228
                               Fax: 212) 946-8302
                           Email: Thomas Britt/Chase
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                                        -6-

                      Credit Suisse First Boston 2001-HE8
                        Statement to Certificateholders
                               November 26, 2001
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Sec. 4.04 (a)(i)
                     Principal Remittance Amount                                10,533,147.56
                          Scheduled Principal Payments                             166,090.33
                          Principal Prepayments                                 10,221,926.88
                          Repurchase Principal                                           0.00
                          Substitution Amounts                                           0.00
                          Net Liquidation Proceeds                                 193,715.02

                     Principal Distributions to the Noteholders
                          Class A1                                               3,674,122.37
                          Class A2                                               6,907,609.85
                          Class M1                                                       0.00
                          Class M2                                                       0.00
                          Class B                                                        0.00


Sec. 4.04 (a) (ii)
                     Interest Remittance Amount                                  2,677,731.74

                     Other Interest Shortfall Amount                                   255.65

                     Interest Distributions to the Noteholders

                         Class A1 Current Interest Amount                          447,062.89
                         Class A2 Current Interest Amount                          424,577.44
                         Class M1 Current Interest Amount                           60,544.64
                         Class M2 Current Interest Amount                           52,697.73
                         Class B Current Interest Amount                            56,933.84

                         Class A1 Carryforward Interest Amount                           0.00
                         Class A2 Carryforward Interest Amount                           0.00
                         Class M1 Carryforward Interest Amount                           0.00
                         Class M2 Carryforward Interest Amount                           0.00
                         Class B Carryforward Interest Amount                            0.00



Sec. 4.04 (a)(iii)
                         Total Principal Shortfall Allocation                            0.00
                         Total Interest Shortfall Allocation                             0.00

Sec. 4.04 (a)(iv)
                     Class Principal Balance
                          Class A1 Principal Balance                            78,987,737.30
                          Class A2 Principal Balance                           166,783,160.38
                          Class M1 Principal Balance                            21,831,000.00
                          Class M2 Principal Balance                            17,085,000.00
                          Class B Principal Balance                             13,288,500.00

Sec. 4.04 (a)(v)
                     Aggregate Collateral Balance                              305,568,872.26

Sec. 4.04 (a)(vi)
                     Servicing Fees                                                131,729.42
                     GEMICO PMI Fees                                                99,549.71




                                                -7-

                      Credit Suisse First Boston 2001-HE8
                        Statement to Certificateholders
                               November 26, 2001
-----------------------------------------------------------------------------------------------------------------------------------
Sec. 4.04 (a)(vii)
                     Pass-Through Rate for each Class of LIBOR Certificates
                           Class A2 Pass-Through Rate                                    2.75
                           Class M1 Pass-Through Rate                                    3.12
                           Class M2 Pass-Through Rate                                    3.47
                           Class B Pass-Through Rate                                     4.82
Sec. 4.04 (a)(viii)
                     Current Advances                                                    0.00
                     Aggregate Advances                                                  0.00
Sec. 4.04 (a)(ix)
                     Loans in Delinquency
                    -------------------------------------------------------------------------
                                            Group Totals
                    -------------------------------------------------------------------------
                                                             Principal
                    Category              Number             Balance               Percentage
                    1 Month                 176           15,151,107.67             4.96 %
                    2 Month                  51            4,928,920.87             1.61 %
                    3 Month                  31            3,247,763.13             1.06 %
                    Total                   258           23,327,791.67             7.63 %
                    -------------------------------------------------------------------------


                     Loans in Foreclosure
                    -------------------------------------------------------------------------
                                                Group Totals
                    -------------------------------------------------------------------------
                                                    Principal
                               Number               Balance                Percentage
                                158               14,337,571.15                 4.69 %
                     -------------------------------------------------------------------------



Sec. 4.04 (a)(x)
                     Number of Loans with Respect to which
                        Prepayment Penalties were Collected                               49
                     Balance of Loans with Respect to which
                        Prepayment Penalties were Collected                     6,009,585.04
                     Amount of Prepayment Penalties Collected                     206,975.84
                     Number of Total Payoffs                                              89
                     Balance of Total Payoffs                                  10,092,775.80

Sec. 4.04 (a)(xi)
                     Rolling Three Month Delinquency Rate                         0.084375 %


Sec. 4.04 (a)(xii)
                     REO Loans
                             Number of REO Loans                                           8
                             Balance of REO Loans                                 800,919.12

                     Bankruptcy Loans
                             Number of Bankruptcy Loans                                   58
                             Balance of Bankruptcy Loans                        4,863,766.02

Sec. 4.04 (a)(xiii)
                     Aggregate Amount of Realized Losses
                        for the Preceding Calendar Month                                         48,584.67
                     Aggregate Amount of Realized Losses
                        through the Distribution Date                                            56,217.98

Sec. 4.04 (a)(xiv)
                     Weighted Average Loan Rate for the related Collection Period                10.664728
                     Weighted Term to Maturity for the related Collection Period                      0.00

                     Beginning Aggregate Collateral Balance                                 316,150,604.49
                     Ending Aggregate Collateral Balance                                    305,568,872.26

                     Overcollateralization Amount (Beginning)                                 7,593,474.59
                     Overcollateralization Amount
                        (Immediately Following the Payment Date)                              7,593,474.58
                     Targeted Overcollateralization Amount                                    7,593,474.58
                     Overcollateralization Release Amount                                             0.01
                     Overcollateralization Deficiency Amount                                          0.00


                                                -8-